                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                            DSA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:


    ----------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------
    (5) Total fee paid:

    ----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

    (1) Amount previously paid:

    ----------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No:

    ----------------------------------------------------------------------------
    (3) Filing party:

    ----------------------------------------------------------------------------
    (4) Date Filed:

    ----------------------------------------------------------------------------

                            DSA FINANCIAL CORPORATION
                                118 WALNUT STREET
                           LAWRENCEBURG, INDIANA 47025
                                 (812) 537-0940



                                October 13, 2006


Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of DSA Financial Corporation (the "Company"), which will be held at the office of Dearborn Savings Association, F.A. (the "Association") located at 141 Ridge Avenue, Lawrenceburg, Indiana at 4:00 p.m. (Eastern Time) on November 9, 2006.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company and the Association, the wholly owned subsidiary of the Company. Directors and officers of the Company and the Association will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors and the ratification of the appointment of the independent registered public accounting firm for the fiscal year ending June 30, 2007. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                   Sincerely,

                                   \s\   Edward L. Fischer

                                   Edward L. Fischer
                                   President and Chief Executive Officer

                            DSA FINANCIAL CORPORATION
                                118 WALNUT STREET
                           LAWRENCEBURG, INDIANA 47025
                                 (812) 537-0940

                                    NOTICE OF
                       2006 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On November 9, 2006

         Notice is hereby given that the Annual Meeting of Stockholders of DSA Financial Corporation (the "Company") will be held at the office of Dearborn Savings Association, F.A. (the "Association") located at 141 Ridge Avenue, Lawrenceburg, Indiana, on November 9, 2006 at 4:00 p.m., Eastern Time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

          1.      The election of two directors;

          2. The ratification of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on October 5, 2006, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Association, 118 Walnut Street, Lawrenceburg, Indiana for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

                                         By Order of the Board of Directors

                                         \s\ Karleen McGraw

                                          Karleen McGraw
                                          Secretary
Lawrenceburg, Indiana
October 13, 2006

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                            DSA FINANCIAL CORPORATION
                                118 WALNUT STREET
                           LAWRENCEBURG, INDIANA 47025
                                 (812) 537-0940

                      -------------------------------------

                                 PROXY STATEMENT

                      -------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                November 9, 2006

                      -------------------------------------

                       SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of DSA Financial Corporation to be used at the Annual Meeting of Stockholders of DSA Financial Corporation (the "Annual Meeting"), which will be held at the office of Dearborn Savings Association, F.A. located at 141 Ridge Avenue, Lawrenceburg, Indiana, on November 9, 2006, at 4:00 p.m., Eastern Time, and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 13, 2006.

         Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of DSA Financial Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of the nominees for director named in this Proxy Statement and "FOR" the ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2007.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.

         Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of DSA Financial Corporation, Karleen McGraw, at the address of

DSA Financial Corporation shown on the cover page of this Proxy Statement, or by delivering to DSA Financial Corporation a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke the proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of DSA Financial Corporation prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your own name, however, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by DSA Financial Corporation. Proxies may also be solicited personally or by mail and telephone by DSA Financial Corporation's directors, officers and regular employees, without additional compensation therefor. DSA Financial Corporation will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

         Holders of record of DSA Financial Corporation's common stock, par value $0.01 per share, as of the close of business on October 5, 2006 are entitled to one vote for each share then held, except as described below. As of October 5, 2006, DSA Financial Corporation had 1,684,362 shares of common stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         In accordance with the provisions of DSA Financial Corporation's Certificate of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. DSA Financial Corporation's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to DSA Financial Corporation to enable the Board to implement and apply the Limit.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the two nominees proposed by the Board, to WITHHOLD authority for all nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Under Delaware law and DSA Financial Corporation's Certificate of Incorporation and Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

         As to the ratification of the appointment of the independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR," (ii) vote "AGAINST," or (iii) vote to "ABSTAIN" from voting on such matter. The affirmative vote by a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to constitute ratification by the stockholders. Broker non-votes and shares as to which the "ABSTAIN" box has been selected will not be counted as votes cast and will have no effect on the vote on the matter presented.

         Proxies solicited hereby will be returned to DSA Financial Corporation, and will be tabulated by an inspector of election designated by the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups who beneficially own in excess of 5% of the shares of DSA Financial Corporation's common stock are required to file certain reports with DSA Financial Corporation and with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of October 5, 2006, the shares of common stock beneficially owned by each person known to DSA Financial Corporation who was the beneficial owner of more than 5% of the outstanding shares of common stock.

  NAME AND ADDRESS OF                   AMOUNT OF SHARES OWNED AND               PERCENT OF SHARES OF
   BENEFICIAL OWNER                  NATURE OF BENEFICIAL OWNERSHIP (1)        COMMON STOCK OUTSTANDING
-----------------------             -----------------------------------       --------------------------
David P. Lorey                                    106,579                               6.3%
118 Walnut Street
Lawrenceburg, Indiana  47025
                                                  107,954                               6.4%
Dr. Dennis Richter
118 Walnut Street
Lawrenceburg, Indiana  47025

_________________________________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.


                        PROPOSAL 1--ELECTION OF DIRECTORS

         Directors of DSA Financial Corporation are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting, each to serve for a three-year period and until a successor has been elected and qualified. The Board of Directors has nominated Ronald J. Denney and Dr. Dennis Richter to serve as directors, each of whom currently serves as a member of the Board of Directors.

         The table below sets forth certain information regarding DSA Financial Corporation's Board of Directors and nominees, as well as DSA Financial Corporation's executive officers who are not directors. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected.

                                POSITION(S) HELD WITH                TERM TO EXPIRE           SHARES OF COMMON STOCK
                                    DSA FINANCIAL       DIRECTOR    FOLLOWING FISCAL YEAR      BENEFICIALLY OWNED ON      PERCENT
        NAME              AGE       CORPORATION         SINCE(1)      ENDING JUNE 30             OCTOBER 5, 2006          OF CLASS
-------------------    ------- ----------------------  ----------  -----------------------   -------------------------  ------------

                                                         NOMINEES

Ronald J. Denney           57         Director            1976             2009                     47,924(2)               2.8%
Dr. Dennis Richter         57         Director            1986             2009                    107,954(3)               6.4

                                              DIRECTORS CONTINUING IN OFFICE

Robert P. Sonntag          70     Chairman of the Board   1971             2007                     38,531                  2.3
David P. Lorey             49         Director            1992             2007                    106,579(4)               6.3
Edward L. Fischer          53     President, Chief        2002             2008                     78,145(5)               4.6
                                Executive Officer and
                                      Director
Richard Meador, III        70         Director            1983             2008                      9,116                    *

                                         EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Thomas J. Sicking          65      Vice President         N/A               N/A                     27,080(6)               1.6
Steven R. Doll             53    Vice President and       N/A               N/A                     10,144(7)                 *
                               Chief Financial Officer
Delmar C. Schiferl         44  Vice President/Director    N/A               N/A                     11,264(8)                 *
                                   of Lending
 All directors and executive
 officers as a group (9 persons)

________________________________
* Less than 1%.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) Includes 2,714 shares held by a retirement plan of which Mr. Denney is the trustee with voting power and 339 shares owned by Mr. Denney's spouse.
(3) Includes 94,040 shares held by family limited partnerships and 1,065 shares held by Dr. Richter's wife in an individual retirement account.
(4)  Includes 7,535 shares held by Mr. Lorey's daughters.
(5) Includes 24,240 shares held by the employee stock ownership plan and 15,080 shares held by Mr. Fischer's spouse.
(6)  Includes 7,038 shares held by the employee stock ownership plan.
(7)  Includes 1,647 shares held by the employee stock ownership plan.
(8)  Includes 1,767 shares held by the employee stock ownership plan.

DIRECTORS

         The principal occupation during the past five years of each director and executive officer of DSA Financial Corporation is set forth below. All directors have held their present positions for at least five years unless otherwise stated.

         ROBERT P. SONNTAG has served as the Chairman of the Board of Directors of Dearborn Savings Association since 1992 and Dearborn Financial Corporation since its formation in 1999. Prior to his retirement in 2006, Mr. Sonntag had served as the President of Sonntag Accountancy Corporation since 1967.

         EDWARD L. FISCHER has served as President of Dearborn Savings Association since 1996 and Dearborn Financial Corporation since its formation in 1999. Mr. Fischer joined Dearborn Savings Association in 1993 as Chief Financial Officer and Treasurer.

         RONALD J. DENNEY is the funeral director at Fitch Denney Funeral Home, Inc., located in Lawrenceburg, Indiana, a position he has held since 1973.

         DAVID P. LOREY is a private land owner and developer.

         RICHARD MEADOR, III is retired.Prior to 1992, Mr. Meador owned Meador's Fitness Center, located in Lawrenceburg, Indiana since 1974.

         DR. DENNIS RICHTER has been self-employed as an optometrist in Lawrenceburg, Indiana since 1974.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         THOMAS J. SICKING has served as Vice President of Dearborn Savings Association since January 1997 and Vice President of Dearborn Financial since its formation in 1999.

         STEVEN R. DOLL was hired by Dearborn Savings Association in March 2002. Mr. Doll served as accounting manager of Sharefax Credit Union, located in Batavia, Ohio from March 2001 until March 2002, and was Chief Financial Officer of Ameriana Bank of Ohio, located in Cincinnati, Ohio, from 1993 until December 2001.

         DELMAR C. SCHIFERL was hired by Dearborn Savings Association in March 2002, and serves as Vice President/Director of Lending. Prior to joining Dearborn Savings Association, Mr. Schiferl worked at Advantage Bank from February 1996 until March 2002.

INDEPENDENT DIRECTORS

         The Board of Directors has determined that Directors Denney, Lorey, Meador, Richter and Sonntag are "independent" as defined in the Nasdaq corporate governance listing standards. Director Fischer is not considered "independent" because of his position as an employee of Dearborn Savings Association.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The business of DSA Financial Corporation and Dearborn Savings Association is conducted through regular and special meetings of the Board of Directors and its committees. The Board of Directors of DSA Financial Corporation met 11 times during the fiscal year ended June 30, 2006. During the fiscal year ended June 30, 2006, the Board of Directors of Dearborn Savings Association held 17 meetings. No director, with the exception of Ronald Denney, attended fewer than 75% of the total meetings held by the Board of Directors and the committees on which such director served, with respect to each of DSA Financial Corporation and Dearborn Savings Association. The following is a discussion of certain committees of Dearborn Savings Association. Dearborn Savings Association's Audit Committee functions as the audit committee of DSA Financial Corporation, and Dearborn Savings Association's Compensation Committee functions as the compensation committee of DSA Financial Corporation.

         The Executive Committee is authorized to act with the same authority as the Board of Directors of DSA Financial Corporation between meetings of the Board. Messrs. Sonntag,

Fischer, Meador and Lorey serve as members of this committee. The Executive Committee did not meet during fiscal 2006.

         The Audit Committee consists of Messrs. Sonntag, Richter and Lorey. The Board of Directors of DSA Financial Corporation has determined that Director Sonntag qualifies as an "audit committee financial expert" and is serving as such for the Audit Committee. The Audit Committee met five times during fiscal 2006.

         The duties and responsibilities of the Audit Committee include, among other things:

         o      retaining,  overseeing  and  evaluating  a firm  of  independent
                certified   public    accountants   to   audit   DSA   Financial
                Corporation's annual financial statements;

         o approving all engagements for audit and non-audit services by the independent registered public accounting firm;

         o reviewing the financial statements and the audit report with management and the independent registered public accounting firm; and

         o      reviewing the adequacy of the audit committee charter.

         The Compensation Committee reviews existing compensation, investigates new and different forms of compensation and makes recommendations with respect thereto to the Board of Directors. Currently the entire Board serves as this committee. The Compensation Committee met once during fiscal 2006.

         The non-employee directors of DSA Financial Corporation serve as the Nominating Committee. The Nominating Committee met once during fiscal 2006.

         Each member of the Nominating Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. DSA Financial Corporation's Board of Directors has adopted a written charter for the Committee, which was previously attached as an appendix to DSA Financial Corporation's Proxy Statement for its 2004 Annual Meeting of Stockholders.

         The duties of the Nominating Committee include the following:

         o evaluating current directors for nomination for re-election to the Board of Directors;

         o      evaluating   other  potential   candidates  for  nomination  for
                election to the Board of Directors;

         o if applicable, evaluating and recommending to the Board of Directors the persons who should be appointed to the Board; and

         o      reviewing  and   reassessing  the  adequacy  of  the  Nominating
                Committee Charter annually and recommending any proposed changes to the Board of Directors for approval.

         The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to DSA Financial Corporation's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. Accordingly, the Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board of Directors does not perceive a need to increase the size, or change the composition of the Board of Directors. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee shall have sole authority to approve related fees and retention terms. The Nominating Committee may appoint a sub-committee (so long as such committee is composed solely of independent directors) to assist the Nominating Committee in performing its duties. The Nominating Committee will apply the criteria for candidates established by the Board of Directors.

         The Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards.

         PROCEDURES FOR THE RECOMMENDATION OF DIRECTOR NOMINEES BY STOCKHOLDERS. The Nominating Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by DSA Financial Corporation's stockholders. Stockholders can submit the names of qualified candidates for Director by writing to our Corporate Secretary at 118 Walnut Street, Lawrenceburg, Indiana 47025. The Corporate Secretary must receive a submission not less than 150 days prior to the anniversary date of DSA Financial Corporation's proxy materials for the preceding year's annual meeting. However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, to be timely the recommendation for Director must be delivered no later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. The submission must include the following information:

         o a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

         o the name and address of the stockholder as they appear on DSA Financial Corporation's books, and number of shares of DSA Financial Corporation's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

         o the name, address and contact information for the candidate, and the number of shares of common stock of DSA Financial Corporation that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

         o      a  statement  of  the   candidate's   business  and  educational
                experience;

         o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

         o a statement detailing any relationship between the candidate and DSA Financial Corporation;

         o      a statement detailing any relationship between the candidate and
                any   customer,   supplier  or   competitor   of  DSA  Financial
                Corporation and its affiliates;

         o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

         o a statement of the candidate that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

         A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in DSA Financial Corporation's Bylaws.

         STOCKHOLDER COMMUNICATIONS WITH THE BOARD. A stockholder of DSA Financial Corporation who wants to communicate with the Board of Directors or with any individual director can write to the Board of Directors or the individual director, c/o DSA Financial Corporation, 118 Walnut Street, Lawrenceburg, Indiana 47025. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the President and Chief Executive Officer will:

         o forward the communication to the director or directors to whom it is addressed;

         o attempt to handle the inquiry directly, or forward the communication for response by another employee of DSA Financial Corporation. For example, a request for information about DSA Financial Corporation or a stock-related matter may be forwarded to DSA Financial Corporation's stockholder relations officer; or

         o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

         The   President   and  Chief   Executive   Officer   shall  make  those
communications that were not forwarded available to the Directors on request.

ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

         DSA Financial Corporation does not have a policy regarding director attendance at annual meetings of stockholders. All of DSA Financial Corporation's directors attended the prior year's annual meeting of stockholders.

CODE OF ETHICS

         DSA Financial Corporation has adopted a Code of Ethics that is applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics was previously attached as an appendix to DSA Financial Corporation's Proxy Statement for its 2004 Annual Meeting of
Stockholders. Amendments to and waivers from the Code of Ethics will be disclosed on DSA Financial Corporation's website.

AUDIT COMMITTEE REPORT

         In accordance with rules established by the SEC, the Audit Committee has prepared the following report. The Board of Directors has adopted a written charter for the Audit Committee, which was previously attached as an appendix to DSA Financial Corporation's Proxy Statement for its 2004 Annual Meeting of Stockholders.

         As part of its ongoing activities, the Audit Committee has:

         o      Reviewed   and   discussed   with   management   DSA   Financial
                Corporation's audited consolidated financial statements for the fiscal year ended June 30, 2006;

         o Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as amended; and

         o Received the written disclosures and the letter from the independent registered public accounting firm required by
                Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and has discussed with the independent registered public accounting firm their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in DSA Financial Corporation's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 and be filed with the SEC.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, as amended, except to the extent that DSA Financial Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee

                                Robert P. Sonntag
                                 Dennis Richter
                                 David P. Lorey

DIRECTOR COMPENSATION

         DIRECTORS FEES. Directors of DSA Financial Corporation are not compensated for service on DSA Financial Corporation's Board of Directors or Committees of DSA Financial Corporation's Board of Directors. Each non-employee director of Dearborn Savings Association receives $14,900 per year, in addition to the amounts as described below, for service on the Board of Directors. Mr. Sonntag receives an additional $2,000 as Chairman of the Board of Dearborn
Savings Association, Messrs. Meador and Denney receive $5,000 per year as members of Dearborn Savings Association's Loan Committee, and Messrs. Lorey, Richter and Sonntag receive $1,200 per year as members of Dearborn Savings Association's Asset and Liability and Strategic Planning Committee and $2,400 per year as members of Dearborn Savings Association's Audit Committee.

         DIRECTOR DEFERRED COMPENSATION AGREEMENTS. Dearborn Savings Association entered into Director Deferred Compensation Agreements with Messrs. Denney, Meador, Richter and Sonntag in January 1992 and with Mr. Lorey in August 1992 ("Director Agreements"). Pursuant to the Director Agreements, the Directors of Dearborn Savings Association defer receipt of monthly Board fees of $142 ($250 for Messrs. Lorey and Denney) for a period of up to 156 months. The Director Agreements provide that at each director's normal retirement following his 70th birthday, Dearborn Savings Association will begin paying a monthly deferred compensation benefit of $2,269, $4,221, $659, $1,465 and $595, respectively, for Messrs. Denney, Lorey, Meador, Richter and Sonntag. In the event a director defers fees for a period of less than the full deferral period, he shall be entitled to receive, upon reaching his normal retirement age, a deferred compensation benefit determined by multiplying the amounts listed above by a fraction, the numerator of which is equal to the total amount of Board fees that were actually deferred and the denominator of which is the total amount of Board fees that would have been deferred during the entire deferral period if all deferrals had been made. Such benefits shall be payable for 15 years, or at the election of each director or his beneficiary, in a lump sum. In the event of death or disability prior to termination of service, a death benefit of the full amount payable if fees were deferred for the entire deferral period shall be payable to the director's beneficiaries for 15 years.

         Dearborn Savings Association has funded its obligations under the Director Agreements by purchasing single premium life insurance policies. The directors and their beneficiaries have no rights to the insurance policies acquired by Dearborn Savings Association and have only the rights of unsecured general creditors of Dearborn Savings Association. The cash surrender value of these policies is an asset of Dearborn Savings Association that was valued at approximately $2.8 million as of June 30, 2006. Each year Dearborn Savings Association will record an expense which is calculated ratably over the remaining anticipated years of service of the directors. This expense was approximately $57,000 during the year ended June 30, 2006.

         DIRECTORS' RETIREMENT PLAN. Effective August 1, 2005, Dearborn Savings Association adopted a retirement plan for directors, which replaces the directors emeritus program previously adopted by Dearborn Savings Association. Directors Richter, Denney, Meador and Sonntag participate in the directors' retirement plan. Upon reaching the benefit age determined in each director's joinder agreement, a director is entitled to a retirement benefit as set forth in the joinder agreement, payable in monthly installments over 120 consecutive months. In the event a director dies after commencement of his retirement benefit payments but before completion of such payments, the director's beneficiary will receive a continuation of the monthly benefits for the remainder of the payout period. If a director dies while in the service of Dearborn Savings Association but prior to attaining his benefit age, the director's beneficiary will receive a survivor's benefit equal to the director's full retirement benefit, commencing within 30 days of the director's death and payable over 120 consecutive months. In addition, upon a director's death, the beneficiary generally will be entitled to a one-time lump sum death benefit of $10,000, unless the beneficiary receives a supplemental death benefit for burial expenses of at least $10,000 under any other non-qualified deferred compensation plan sponsored by Dearborn Savings Association. In the event a director's service is voluntarily or involuntarily terminated prior to the director's benefit age for any reason other than cause, death, disability, or following a change in control, the director will be entitled to the annuitized value of his accrued benefit, plus interest accrued on such benefit from the date of the director's termination until the director's benefit age, payable in monthly installments throughout the payout period. In the event of a director's voluntary or involuntary separation from service within three years following a change in control, other than due to termination for cause, the director will be entitled to his full retirement benefit as if the director had served until his benefit age, commencing within 30 days following his separation from service and payable in monthly installments throughout the payout period.

EXECUTIVE COMPENSATION

         The following table sets forth for the three years ended June 30, 2006, certain information as to the total remuneration paid by DSA Financial Corporation to its Chief Executive Officer. No other officer received total annual compensation in excess of $100,000 during the fiscal year ended June 30, 2006.


                                                                                            LONG-TERM COMPENSATION
                                                                                 -------------------------------------------------
                                             ANNUAL COMPENSATION                        AWARDS                   PAYOUTS
                             --------------------------------------------------  ---------------------  --------------------------
                               YEAR                                              RESTRICTED  OPTIONS/
     NAME AND PRINCIPAL       ENDED                             OTHER ANNUAL       STOCK       SARS      LTIP        ALL OTHER
         POSITION              6/30    SALARY       BONUS      COMPENSATION (1)  AWARDS (2)    (#)      PAYOUTS   COMPENSATION (3)
---------------------------  ------  -----------  ----------  -----------------  ----------  ---------  --------  ----------------
Edward L. Fischer,            2006    $  96,165  $  20,000       $ 14,675         $     --      --      $   --      $  11,479
President, Chief Executive    2005       92,465     20,000         13,618               --      --          --          3,423
Officer and Director          2004       88,910     20,000         12,100               --      --          --          5,228

_________________________
(1) Includes employer payments for auto insurance, health insurance and annual dues at a golf club.
(2) At June 30, 2006, 13,217 shares of unvested restricted stock awards were held by Mr. Fischer.
(3) Includes employer contributions to the Simplified Employee Pension Plan, and director's fees of $8,050 for the fiscal year ended June 30, 2006.

         EMPLOYMENT AGREEMENTS. Dearborn Savings Association entered into an employment agreement with President and Chief Executive Officer Edward L. Fischer on June 23, 2005. DSA Financial Corporation is the signatory to the agreement for the sole purpose of guaranteeing payments thereunder. The agreement has an initial term of three years, and automatically renews on each day so that the remaining term is 36 full calendar months, subject to termination on notice as provided in the agreement. Under the agreement, the current base salary for Mr. Fischer is $100,010. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees. The executive's employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

         Certain events resulting in the executive's termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event the executive's employment is terminated for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (i) failure to elect or reelect or to appoint or reappoint the executive to his executive position, (ii) a significant change in the nature or scope of the executive's authority, (iii) the liquidation or dissolution of Dearborn Savings Association or DSA Financial Corporation that would affect the status of the executive, or (iv) a breach of the employment agreement by the applicable corporation, then the executive would be entitled to a severance payment under the agreement. The severance payment would be equal to three times the sum of the executive's base salary and the highest rate of bonus awarded to the executive during the prior three years, payable, at the executive's election, either in a lump sum or in bi-weekly installments during the remaining term of the agreement. In the event of a change in control (as defined in the plan) followed by the involuntary termination or voluntary resignation of the executive from Dearborn Savings Association, the executive would be entitled to the payment of a sum equal to three times base salary and the highest rate of bonus awarded to the executive during the prior three years, payable, at his election, in a lump sum or bi-weekly during the remaining term of the agreement. In addition, the executive would be entitled, at Dearborn Savings Association's expense, to the continuation of substantially comparable life, medical, dental and disability coverage for a period of 36 months from the date of termination. In the event payments to the executive include an "excess parachute payment" as defined in the Internal Revenue Code, payments under the employment agreements with Dearborn Savings Association would be reduced in order to avoid this result.

         Upon termination of the executive's employment other than in connection with a change in control, the executive agrees not to compete with Dearborn Savings Association for a period of one year following termination of employment within 25 miles of any existing branch of Dearborn Savings Association, or within 25 miles of any office in which Dearborn Savings Association has filed an application for regulatory approval to establish an office. Should the executive become disabled, he would be entitled to the payment of 100% of his base salary for one year following such termination provided that any amount paid to the executive pursuant to any disability insurance would reduce the compensation he would receive. In the event the executive dies while employed by Dearborn Savings Association, the executive's estate will be paid the executive's base salary for one year and the executive's family will be entitled to continuation of medical, dental and other insurance benefits normally provided for an executive's family for one year.

         CHANGE IN CONTROL AGREEMENTS. Dearborn Savings Association, F.A. entered into agreements with three officers of Dearborn Savings Association on June 23, 2005, which would provide certain benefits in the event of a change in control of Dearborn Savings Association or DSA Financial Corporation. Each of the agreements provides for a term of 24 months. Commencing on each anniversary date, the Board of Directors may extend any change in control agreement for an additional year. The change in control agreements enable Dearborn Savings Association to offer to designated officers certain protections against termination without cause in the event of a change in control (as defined in the agreements).

         Following a change in control of DSA Financial Corporation or Dearborn Savings Association, F.A., an officer is entitled to a payment under a change in control agreement if the officer's employment is involuntarily terminated during the term of such agreement, other than for cause, as defined, or if the officer voluntarily terminates employment during the term of such agreement as the result of a demotion, loss of office or significant authority, reduction in his annual compensation or benefits, or relocation of his principal place of employment by more than 30 miles from its location immediately prior to the change in control. In the event that an officer who is a party to a change in control agreement is entitled to receive payments pursuant to the change in control agreement, he will receive a cash payment, subject to applicable withholding taxes, equal to the product of (x) one-fourth of the sum of (i) base salary, and (ii) highest rate of bonus awarded to the executive during the prior three years, multiplied by (y) the number of years the executive has been employed by Dearborn Savings Association, with a maximum severance payment equal to two (2) times the product of (i) and (ii), above. In addition to the severance payment, each covered officer shall receive continued life, health and dental coverage for a number of months from the date of termination equal to the number of years the executive has been employed by Dearborn Savings Association. Notwithstanding any provision to the contrary in the change in control agreement, payments under the change in control agreements are limited so that they will not constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code.

         RECOGNITION AND RETENTION PLAN. During the fiscal year ended June 30, 2002, Dearborn Financial Corporation adopted, and Dearborn Financial Corporation's stockholders approved, the Dearborn Financial Corporation 2002 Recognition and Retention Plan (the "Recognition and Retention Plan"). Pursuant to the Recognition and Retention Plan, 4,240 shares (split adjusted) of common stock were awarded to each of our non-employee directors, Messrs. Denney, Lorey, Meador, Richter and Sonntag, and 11,534 shares (split adjusted) were awarded to President, Chief Executive Officer and Director Fischer. Grants vest over five years, commencing February 26, 2004.

         STOCK-BASED INCENTIVE PLAN. During the fiscal year ended June 30, 2006, DSA Financial Corporation adopted, and DSA Financial Corporation's stockholders approved, the DSA Financial Corporation 2005 Stock-Based Incentive Plan (the "Stock-Based Incentive Plan"). Pursuant to the Stock-Based Incentive Plan, 110,298 shares of common stock of DSA Financial Corporation have been reserved for issuance pursuant to grants of incentive and non-statutory stock options, reload options or restricted stock awards, provided that no more than 42,422 shares may be issued as restricted stock awards, and no more than 67,876 shares may be issued pursuant to exercise of stock options. Pursuant to the Stock-Based Incentive Plan, 3,400 shares of common stock were awarded to each of our non-employee directors, Messrs. Denney, Lorey, Meador, Richter and Sonntag, and 8,605 shares were awarded to President, Chief Executive

Officer and Director Fischer. Grants vest over five years, commencing April 20, 2007. As of June 30, 2006, no stock options had been granted under the Stock-Based Incentive Plan.

         The following table sets forth information with respect to equity compensation plans (other than the employee stock ownership plan) that have been approved by stockholders.

====================================================================================================================
                               NUMBER OF SECURITIES TO BE                                  NUMBER OF SECURITIES
  EQUITY COMPENSATION PLANS     ISSUED UPON EXERCISE OF         WEIGHTED AVERAGE         REMAINING AVAILABLE FOR
  APPROVED BY STOCKHOLDERS    OUTSTANDING OPTIONS AND RIGHTS     EXERCISE PRICE            ISSUANCE UNDER PLAN
--------------------------------------------------------------------------------------------------------------------
Recognition and Retention Plan            13,092 (1)                   N/A                          0
--------------------------------------------------------------------------------------------------------------------
Stock-Based Incentive Plan                42,420 (1)                   N/A                        67,878
--------------------------------------------------------------------------------------------------------------------
         Total                            55,512                       N/A                        67,878
====================================================================================================================

_______________
(1) Represents shares that have been granted but have not yet vested.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The common stock of DSA Financial Corporation is registered pursuant to
Section 12(g) of the Exchange Act. The officers and directors of DSA Financial Corporation and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the shares of common stock. SEC rules require disclosure in DSA Financial Corporation's Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the shares of common stock to file a Form 3, 4 or 5 on a timely basis. Based on DSA Financial Corporation's review of such ownership reports, DSA Financial Corporation believes that no officer, director or 10% beneficial owner of DSA Financial Corporation failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2006.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         Federal law and regulations generally require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees, and Dearborn Savings Association has extended loans to certain of its executive officers and directors pursuant to these regulations.

         Other than as described above, all loans, the principal balances of which exceeded $60,000 at any time during the fiscal year ended June 30, 2006, made by Dearborn Savings Association to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.

               PROPOSAL 2--RATIFICATION OF THE APPOINTMENT OF THE
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         DSA Financial Corporation's independent registered public accounting firm for the fiscal year ended June 30, 2006 was Grant Thornton LLP. The Audit Committee of the Board of Directors has reappointed Grant Thornton LLP to continue as the independent registered public accounting firm of DSA Financial Corporation for the fiscal year ending June 30, 2007, subject to ratification of such appointment by the stockholders. It is expected that a representative of Grant Thornton LLP will attend the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

         Set forth below is certain information concerning aggregate fees billed for professional services rendered by Grant Thornton LLP during the fiscal years ended June 30, 2006 and 2005:

         AUDIT FEES. The aggregate fees billed to DSA Financial Corporation by Grant Thornton LLP for professional services rendered by Grant Thornton LLP for the audit of DSA Financial Corporation's annual financial statements and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings and engagements was $52,475 and $50,480 during the years ended June 30, 2006 and 2005, respectively.

         AUDIT RELATED FEES. The aggregate fees billed to DSA Financial Corporation by Grant Thornton LLP for assurance and related services rendered by Grant Thornton LLP that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "Audit Fees," above, was $-0- and $5,880 during the years ended June 30, 2006 and 2005, respectively. Included in audit-related fees for the year ended June 30, 2005 was $3,000 in fees in connection with DSA Financial Corporation's stock offering.

         TAX FEES. The aggregate fees billed to DSA Financial Corporation by Grant Thornton LLP for professional services rendered by Grant Thornton LLP for tax compliance, tax advice and tax planning was $6,438 and $4,600 during the years ended June 30, 2006 and 2005, respectively. These services primarily included the review of tax returns and quarterly tax provisions.

         ALL OTHER FEES. The aggregate fees billed to DSA Financial Corporation by Grant Thornton LLP that are not described above was $4,110 and $220 during the years ended June 30, 2006 and 2005, respectively. The services for the year ended June 30, 2006 relate primarily to the issuance of a consent for a registration statement on Form S-8 and consulting with respect to our corporate structure and the construction of our new office building.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. For the years ended June 30, 2006 and 2005, 100% of audit related fees, tax fees and all other fees were approved by the Audit Committee prior to engagement.

         The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining Grant Thornton LLP's independence. The Audit Committee concluded that performing such services does not affect Grant Thornton LLP's independence in performing its function as auditor of DSA Financial Corporation.

         THE AUDIT COMMITTEE RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF DSA FINANCIAL CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30, 2007.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

         The Bylaws of DSA Financial Corporation provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of DSA Financial
Corporation not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the annual meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require DSA Financial Corporation to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

         The date on which the 2007 Annual Meeting of Stockholders is expected to be held is November 8, 2007. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2007 Annual Meeting of Stockholders must be given to DSA Financial Corporation no later than August 10, 2007.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in DSA Financial Corporation's proxy material for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at DSA Financial Corporation's office, 118 Walnut Street, Lawrenceburg, Indiana 47025, no later than June 25, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          \s\ Karleen McGraw

                                           Karleen McGraw
                                           Secretary

Lawrenceburg, Indiana
October 13, 2006

                                 REVOCABLE PROXY

                            DSA FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 9, 2006

         The undersigned hereby appoints the proxy committee of the Board of Directors of DSA Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders ("Meeting"), to be held at the office of Dearborn Savings Association, F.A. located at 141 Ridge Avenue, Lawrenceburg, Indiana, at 4:00 p.m., (Eastern Time) on November 9, 2006. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                                      VOTE
                                                                                      ----
                                                                          FOR       WITHHELD
                                                                          ---       --------
1.       The election as  directors of the nominees                       [ ]         [ ]
         listed below (except as marked to the contrary below)
         for a three-year term:

         Ronald J. Denney
         Dr. Dennis Richter

         INSTRUCTION:  TO  WITHHOLD  YOUR  VOTE FOR ANY  INDIVIDUAL
         NOMINEE,  MARK "WITHHELD" AND WRITE THAT NOMINEE'S NAME ON
         THE SPACE PROVIDED.

         __________________________________________________________
         __________________________________________________________


                                                                          FOR            AGAINST           ABSTAIN
                                                                          ---            -------           -------
2.       The  ratification of the appointment of Grant Thornton LLP       [ ]              [ ]               [ ]
         as the Company's independent  registered public accounting firm for the fiscal year ending June 30, 2007.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXY COMMITTEE. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy statement prior to a vote being taken on a particular proposal at the Meeting.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated October 13, 2006, and audited financial statements.

Dated: _________________, 2006     [ ] Check Box if You Plan to Attend Meeting



_________________________           __________________________________
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER


________________________            __________________________________
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER


         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.





--------------------------------------------------------------------------------
           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                   IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------